EXHIBIT 10.3(d)

AMENDMENT AGREEMENT

This amendment agreement (the “Amendment”) is dated effective as of October 1, 2014 and is made and entered into by and among:

THE UNDERSIGNED:

1.	TRANSTREND B.V., a limited liability company, incorporated under the laws of The Netherlands, with its principal place of business at Weena 723, Unit C5.070, 3013 AM Rotterdam, The Netherlands (the “Trading Advisor”);

2.	MORGAN STANLEY SMITH BARNEY TT II, LLC, a Delaware limited liability company (the “Trading Company”); and

3.	CERES MANAGED FUTURES LLC, a Delaware limited liability company (the “Trading Manager”).

The Trading Advisor, the Trading Company and the Trading Manager are hereinafter individually also referred to as “Party” and collectively as “Parties”.

WHEREAS, the Parties have concluded that certain advisory agreement, dated effective as of April 30, 2007, as amended (the “Agreement”), of which this Amendment shall form an inseparable part;

WHEREAS, the Parties wish to have Section 5(a)(i) of the Agreement amended;

WHEREAS, pursuant to Section 14 of the Agreement, the Agreement may not be amended except by the written consent of the Parties; and

WHEREAS, the Parties desire to enter into this Amendment in order to amend the Agreement to reflect the aforementioned.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby confirmed, the Parties agree as follows:

1.	Interpretation

Capitalized and other defined terms used in this Amendment and not otherwise expressly defined herein shall have the same respective meanings as set forth in the Agreement. In the event of any inconsistency between this Amendment and the Agreement, the terms of this Amendment shall prevail.

2.	Amendment

Section 5(a)(i) of the Agreement, stating:

“(i)(A) The Trading Company shall pay the Trading Advisor a monthly management fee based upon a percentage of the Assets as of the first day of each month (the “Management Fee”) at the applicable rate set forth below;

(B) If the Assets as of the first day of a month are: (i) less than $400,000,000, then the rate of the Management Fee shall equal 1/12th of 1.5% for such month; and (ii) equal to or greater than $400,000,000, then the rate of the Management Fee shall equal 1/12th of 1.25% for such month; and

(C) The Management Fee is payable in arrears within 30 Business Days of the end of the month for which it was calculated. For purposes of this Agreement, “Business Day” shall mean any day on which the securities markets are open in the United States; and”

is hereby deleted and replaced by a new Section 5(a)(i) of the Agreement, reading as follows:

“(i) The Trading Company shall pay the Trading Advisor a monthly management fee equal to 1/12th of 1.25% (a 1.25% annual rate) of the Assets as of the first day of each month (the “Management Fee”). The Management Fee is payable in arrears within 30 Business Days of the end of the month for which it was calculated. For purposes of this Agreement, “Business Day” shall mean any day on which the securities markets are open in the United States; and”

3.	Representations

Each Party represents to the other Parties that this Amendment has been duly and validly executed, delivered and entered into by it and that this Amendment constitutes a valid and binding agreement of it enforceable against it in accordance with its terms.

4.	Full Force and Effect

Except unless, and to the extent where, expressly stated otherwise in this Amendment, the Agreement shall remain in full force and effect.

5.	Counterparts; Valid Agreement

This Amendment may be executed by the Parties in one or more counterparts, each of which when so executed and delivered shall be deemed an original amendment agreement, and all of which together shall constitute one and the same instrument. This Amendment may be executed and delivered either in hard copy originals or in scanned copies which in either case shall constitute a valid amendment agreement among the Parties.

6.	Governing Law

This Amendment shall be exclusively governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the Parties have executed this Amendment on the respective dates as set forth below.

MORGAN STANLEY SMITH BARNEY TT II, LLC,
by Ceres Managed Futures LLC, the Trading Manager

/s/ Patrick T. Egan
Name: Patrick T. Egan
Title: Director
Date: September 25, 2014
Place: New York, NY USA

CERES MANAGED FUTURES LLC

/s/ Patrick T. Egan
Name: Patrick T. Egan
Title: Director
Date: September 25, 2014
Place: New York, NY USA

TRANSTREND B.V.

/s/ J.P.A. van den Broek	/s/ A.P. Honig
Name: J.P.A. van den Broek	Name: A.P. Honig
Title: Managing Director	Title: Executive Director
Date: September 23, 2014	Date: September 23, 2014
Place: Rotterdam, The Netherlands	Place: Rotterdam, The Netherlands